Supplement dated December 21, 2021 to the Consultant Protector VUL

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable life policies issued by Lincoln Benefit Life Company (the “Company”).

The Company has entered into an administrative services agreement with Allstate Life Insurance Company (“Allstate Life”) pursuant to which Allstate Life provides certain administrative services to the policies. Allstate Distributors, LLC (“ADLLC”) serves as the principal underwriter to the policies. On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life, including ADLLC, to Everlake US Holdings Company (f/k/a Antelope US Holdings Company), a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction closed on November 1, 2021. Allstate Life Insurance Company is now known as Everlake Life Insurance Company, and Allstate Distributors, LLC is now known as Everlake Distributors, LLC.

Please retain this supplement together with your prospectus for future reference.